NASDAQ Symbol HCMAX
Statutory Prospectus Link: Open Prospectus
Statement of Additional Information Link: Open SAI

Hillman Focused Advantage Fund

No Load Shares

A series of the
Hillman Capital Management Investment Trust

SUMMARY PROSPECTUS

January 30, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at http://secure.ncfunds.com/TNC/fundpages/107.htm.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund’s Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.

Investment Objective.  The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund.  These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Redemption Fee (as a % of amount redeemed)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	1.27%
Total Annual Fund Operating Expenses	2.52%
Fee Waiver and/or Expense Reimbursement1	1.02%
Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense Reimbursement	1.50%

1. The Fund’s investment advisor has entered into an Operating Plan with the Fund’s administrator under which it has agreed to make payments to the administrator to the extent that the cost of administering the Fund exceeds the 0.25% of average daily net assets paid by the Fund to the administrator under its consolidated fee arrangement.  The agreement continues in effect until January 31, 2013 and may not be terminated prior to that date.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$153	$687	$1,249	$2,779

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.10% of the average value of its portfolio.

Principal Investment Strategies.  In seeking to achieve its objective, the Fund invests primarily in common stocks of U.S. companies which Hillman Capital Management, Inc. (the “Advisor”) believes have qualitative and quantitative competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public.  As a matter of investment policy, the Fund will invest so that, under normal circumstances, at least 80% of the value of its total net assets is invested in publicly traded equity securities of various issuers, including common stock, preferred stock, and securities that may be converted into or are exercisable for common or preferred stock.  This investment policy may be changed without shareholder approval upon 60-days’ prior notice to shareholders.

In selecting investments for the Fund, the Advisor first looks at qualitative measures of a company.  Qualitative measures of a company include:

•	dominance in a particular industry or niche market;
•	management style and adaptability;

•	strength of pricing and purchasing power;
•	barriers to industry competition;
•	strength of brand or franchise with commensurate brand loyalty; and
•	quality of products and services.

If certain companies meet most or all of the qualitative measures, the Advisor then seeks to identify which of those companies possess certain positive quantitative measures and which of those companies the Advisor feels show superior prospects for growth.  The Advisor may make investments without regard to market capitalization.  These companies may, in the view of the Advisor, exhibit positive changes such as a promising new product, new distribution strategy, new manufacturing technology, new management team, or new management philosophy.  These companies may also be responsible for technological breakthroughs and/or unique solutions to market needs.  The quantitative measures of a company include:

•	price-to-book ratio;
•	present value of discounted projected cash flows;
•	balance sheet strength;
•	price-to-sales ratio; and
•	price-to-earnings ratio.

The Advisor allocates a target percentage of total portfolio value to each security it purchases.  Under normal market conditions, the Advisor intends to be fully invested in equities with the portfolio comprised of approximately 20 stocks.  From time to time, the Fund may also focus the Fund’s assets in securities of one or more particular sectors of the economy and may at times invest more than 25% of the Fund’s net assets in a particular sector, such as the financial, healthcare, retail, and technology sectors.  The Advisor may sell a portfolio holding if the Advisor believes that the price of the security is overvalued or to rebalance the security to the Advisor’s targeted percentage of total portfolio value for that security.

Principal Risks of Investing in the Fund.  An investment in the Fund is subject to investment risks, including the possible loss of some or all of the principal amount invested.  There can be no assurance that either of the Fund will be successful in meeting its investment objective.  Generally, the Fund will be subject to the following additional risks:

•	Market Risk. Market risk refers to the possibility that the value of equity securities held by the Fund may decline due to daily fluctuations in the securities markets.

•
Management Style Risk.  Since different types of securities (e.g., large-cap, mid-cap, growth, value, etc.) tend to shift into and out of favor with stock market investors depending on market and economic conditions, the performance of the Fund may be better or worse than the performance of stock funds that focus on other types of stocks or have a broader investment style.

•	Investment Advisor Risk. The Advisor’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve their investment objectives.

•
Operating Risk.  The Administrator and Advisor have entered into an Operating Plan that facilitates the Administrator’s assumption of the Fund’s regular operating expenses under the Fund Accounting and Administration Agreement.  The Operating Plan obligates the Advisor to pay certain expenses of the Fund in order to help limit its annual operating expenses.  If the Advisor, however, does not have sufficient revenue to support those expenses, the Advisor may be compelled to either resign or become insolvent.  In addition, if the Fund incurs expenses in excess of those that the Administrator has agreed to pay and the Advisor is not able or willing to pay the excess costs, those excess costs will increase the Fund’s expenses.

•
Non-diversified Status Risk.  The Fund is considered a non-diversified fund and therefore can invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund, which may make the Fund more susceptible than a diversified fund to a single adverse economic or political occurrence affecting one or more of these issuers.

•
Sector Focus Risk.  The Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

•
Small-cap and Mid-cap Companies Risk.  Investing in the securities of small-cap and mid-cap companies generally involves greater risk than investing in larger, more established companies.  This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general.

Performance Information.  The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare to those of a broad-based securities market index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund’s results can be obtained by visiting www.ncfunds.com.
Quarterly Returns During This Time Period
Highest return for a quarter	28.61%	Quarter ended June 30, 2003
Lowest return for a quarter	-25.33%	Quarter ended December 31, 2008

Average Annual Total Returns Period Ended December 31, 2011	Past 1 Year	Past 5 Years	Past 10 Years
No Load Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	-6.61% -6.61% -4.30%	-4.47% -5.08% -3.93%	4.31% 3.75% 3.61%
S&P 500 Total Return Index (reflects no deductions for fees and expenses)	2.11%	-0.25%	2.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as an individual retirement account (IRA) or 401(k) plan.

Management.  Hillman Capital Management, Inc. is the investment advisor for the Fund.  Mark A. Hillman is the Fund’s portfolio manager and the founder and controlling shareholder of Hillman Capital Management, Inc.  He has served as the portfolio manager since the Fund’s inception on December 29, 2000.

Purchase and Sale of Fund Shares.  You can purchase Fund shares directly from the Fund by mail or bank wire.  The minimum initial investment is $100,000 and the minimum subsequent investment is $500 ($100 under an automatic investment plan), although the minimums may be waived or reduced in some cases.  You can redeem Fund shares directly from the Fund by mail, facsimile, telephone, and bank wire.

Purchase and redemption orders by mail should be sent to the Hillman Capital Management Funds, Hillman Focused Advantage Fund, No Load Shares c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 252-972-1908.  Please call the Fund at 1-800-773-3863 to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information.  The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation.  If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Statutory Prospectus Link: Open Prospectus

Statement of Additional Information Link: Open SAI